UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2005

SAGA COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11588	38-3042953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

73 Kercheval Avenue
Grosse Pointe Farms, MI	48236
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (313) 886-7070

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     On May 9, 2005, the stockholders of Saga Communications, Inc. (the “Company”) approved the Company’s 2005 Incentive Compensation Plan (the “2005 Plan”). The Company’s board of directors unanimously approved the 2005 Plan on March 11, 2005. The summary description of the 2005 Plan, set forth in the proxy statement dated April 15, 2005 for the Company’s annual meeting of stockholders (the “2005 Proxy Statement”), is incorporated herein by reference. The summary is qualified by reference to the full text of the 2005 Plan included in Appendix B of the 2005 Proxy Statement.

     On May 9, 2005, the stockholders of the Company also approved the Chief Executive Officer Annual Incentive Plan (the “CEO Plan”). The description of the CEO Plan, set forth in the 2005 Proxy Statement, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

          10(h) The Saga Communications, Inc. 2005 Incentive Compensation Plan is incorporated herein by reference to Appendix B of the Company’s 2005 Proxy Statement dated April 15, 2005 (File No. 001-11588).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA COMMUNICATIONS, INC.
Dated: May 12, 2005	By:	/s/ Samuel D. Bush
Samuel D. Bush
Senior Vice President, Chief Financial Officer and Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description
10(h)	The Saga Communications, Inc. 2005 Incentive Compensation Plan is incorporated herein by reference to Appendix B of the Company’s 2005 Proxy Statement dated April 15, 2005 (File No. 001-11588).

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